EX-99.906 CERT


        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President and Principal Executive Officer of RMK Advantage Income Fund, Inc. (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  May  27, 2005          /s/ Carter E. Anthony
       -------------         ---------------------
                             Carter E. Anthony,
                             President and Principal Executive Officer



        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer and Principal Financial Officer of RMK Advantage Income Fund, Inc. (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  May 27, 2005           /s/ Joseph C. Weller
       ------------           --------------------
                              Joseph C. Weller,
                              Treasurer and Principal Financial Officer